Exhibit 99.1
Investor Presentation May 2009 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market, and geographic reach Exhibit 99.1

2 Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Four segments ... with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

4 Brush Engineered Materials - Major Business Units Alloy Be Products TMI Other WAM East 0.27 0.1 0.04 0 0.59 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 59% Alloy (Cu based Be and Ni Alloys) Electronic Connectors Industrial Components 27% Be Products Defense/Aerospace Specialty Commercial Products 10% TMI (Specialty Clad and Plated Strip) Automotive Connectors Telecommunications Consumer electronics 4% Q1-2009 Revenue Be and Be Composites Specialty Engineered Alloys Advanced Material Technologies and Services Engineered Material Systems

5 Brush Engineered Materials ... core competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

6 Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.2 million at 4/03/09 Market Cap: Approximately $284 million at 4/03/09 Component of: S&P Super Composite 1500, Russell 2000 S&P Small Cap 600 Annual Revenue: $910 million @ 12/31/08 Q1 2009 Revenue: $135 million @ 4/03/09 Diluted EPS: $(0.40) which includes a net inventory valuation charge, severance costs due to manpower reductions and a pension benefit resulting from the reduction in workforce, or $(0.36) excluding the above items Debt to Total 10% at 4/03/09 Capitalization: (net of cash) Overview

7 2008 Recap Sales of $910 million Diluted earnings per share of $0.89* Acquisition of assets of Techni-Met, Inc. for $86.5 million Techni-Met produces precision precious metal coated flexible polymeric films used in a variety of high-end applications, including diabetes diagnostic test strips Contract with government to build new beryllium pebbles plant Perpendicular media product qualifications progressing * Includes certain non-operating items. The operating run rate is $1.44. See Reconciliation of Non-GAAP Financial Measures

Non-GAAP Financial Measures 8

9 Q-1 2009 Recap Revenue $91 million or 40% below prior year driven by global events and supply chain inventory adjustments Consumer electronics markets especially weak Defense and medical were up in Q-1 Net loss was $(0.40) a share and was expected No real recovery noted in the quarter, albeit the bottom does appear to have occurred Cost reduction and cash control actions were significant Variable margins 2.0 pts above prior year on $91 million less sales Overheads down due to cost reductions Pension "curtailment" helped the P&L by $0.04 a share Severance and inventory charges hurt the P&L by $(0.08) a share

10 2009 Outlook Not much clarity; still uncertain about Q-2 and beyond, but some markets seem to be improving Order entry is improving, especially in the consumer electronics-oriented markets Full impact of cost reduction by mid 2nd quarter Cost reductions yield significant leverage on incremental sales Expect Q-2 loss to be less than half the 1st quarter level Expect to be profitable in 2nd half

Strength in Challenging Times 12/31/08 Balance Sheet Revolver $240 mm committed facility, matures November 2012 More than $200 million in availability Market Strength Stronger position in medical, defense, optics and solar Market diversification in wireless and photonics, telecommunication and computer, oil & gas, heavy equipment and aerospace 11

12 Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

13 Global Leader in High Performance Engineered Materials Q-1 2009 Revenue by Market Medical Other Telecommunication Data Storage Industrial Aerospace Automotive Appliance 0.11 0.15 0.42 0.04 0.08 0.12 0.04 0.04 Other Appliance Aerospace & Defense Industrial Components Data Storage Automotive Telecommunication & Computer Medical

14 Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods(tm) and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks Commercial Aerospace Defense

15 Applications - Cell Phones I/O Connector Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Battery Contacts (Alloy): Brush 60 Alloy 25/190/290 Internal Antenna Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Grounding Clips and Audio Jacks (Alloy): Brush 60 Alloy 25/190/290 Micro Mezzanine Connectors for LCD Screen (Alloy): Brush 60 Internal Electronics (WAM): Thin Film Materials - Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW Thin Film Material for backlight applications using LED technology Shield Cleaning Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products): PF-60 Be; IF-1 Be; AlBeMet 162 RoHS Compliance Assurance (Electrofusion): PF-60 Be; IF-1 Be

Applications - Photovoltaic (Solar) Technology: Crystalline Si Thin Film Materials: SnO2 ,TiO2, Si, Si3N4, ITO Technology: Amorphous Silicon (Si) Thin Film Materials: TCO, AZO(Al2O3), AZO(Al), GZO(Ga2O3) Ag, Ag Alloys, Al, NiV, Ni, Ti Technology: Cadmium Telluride (CdTe) Thin Film Materials: ZTO, ZnSn, NiV, ZnTe, Sb2Te3, Ti, Cr, CdTe, CdS, Cd2SnO4, Zn2SnO4 Mo, Al, Cu Technology: Copper Indium Gallium Selenide (CIGS) Thin Film Material: CuInGaSe, AZO (Al2O3), AZO (Al), NaF, ZnO, In2S3, CuInSe2, CuSe Cu2Se, ITO, CdS, CuGa Alloys, CuInGa Alloys Mo, (ZnMg)O, In2Se3, ZnS Ru Technology: Concentrator Photovoltaic (CPV) Thin Film Materials: Ti, TiW, Pt, Au, Ag Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metallized BeO Substrates 16

17 Thin film materials for the read/write head. (WAM) Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Example - Hard Disk Drive PMR Material Stack Disk Drive Arm (TMI) Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Thin film materials for the Disk Substrate (WAM) Sputtering targets (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Oxides)

18 Applications - Oil & Gas Under Water Wellhead Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Blow out preventers, hydraulic actuators Directional Drilling Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 MWD, LWD, MPT systems Drill Bits (Alloy): Brush Alloy 25 ToughMet(r) 3 Structural Rig Components (Alloy): ToughMet(r) 3 Wellhead Control Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Other Oil & Gas Applications: Elemental Analysis (Electrofusion): PF-60 Be; IF-1 Be Down Hole X-Ray Inspection (Electrofusion): PS-200 Be

19 Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

20 Applications - Medical Cardiac Rhythm Management (TMI): Electronic Interconnects/Components Niobium/Titanium Electron Beam Weld Insulin Pump (Alloy): EMI Shielding Electrical Terminals in Connectors Mechanical Chips Connector Systems for equipotential grounding Seizure Control (WAM/TFT): Thin Film Deposition Implantable Electrode - Parkinson's disease (R&D) External Glucose Analysis (WAM/TFT/Techni-Met): Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis (WAM/TFT/TechniMet): Thin Film Coatings - Electrode Monitoring device Dental X-Ray (Electrofusion): PS-200 Be X-Ray Mammography (Electrofusion): IS-50M Be Other Medical Applications: CT Scan (Electrofusion): PF-60 Be; PS-200 Be Bone X-Ray (Electrofusion): PF-60 Be Ultrasonic Scalpels (Be Products): S-200F Be Advanced Drug Delivery Components (TMI): Clad Stainless Hypodermic Components (TMI): Multigauge Stainless Diagnostic Electronic Components (TMI): Gold Plating Anesthesia Monitoring Components (TMI): Gold Plating Biopsy Instruments (TMI): Electron Weld Beam Stainless Cauterizing Electronic Scalpel (TMI): Clad Stainless

21 Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries Q1 2009 International sales were $42 million (31%) Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

22 AMTS Corporate Thin Film Products Electronic Packaging Products Advanced Material Technologies and Services Business Structure Today and Evolving Thin Film Services Shield Cleaning Services Specialty Inorganic Materials Wheatfield, NY Ireland Czech Republic Brewster, NY Buffalo, NY Buffalo, NY Singapore Philippines Newburyport NA Windsor, CT* Buellton, CA Buffalo, NY Milwaukee, WI Suzhou, China Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California *acquired 2-4-08 Operating Locations

23 Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Specialty inorganic chemicals Strong end use markets Data storage Wireless/handsets Semiconductor Optical media Photonics Optics Medical Solar Industry leading service and support Global sales and applications support "Best-in-class" response times Growing business in chamber services Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic Acquisition of Techni-Met

24 Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

25 Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications. Under bump metallization

26 Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments. Solder preforms and clad materials

27 New Product and Technology Development Magnetic Media and Head Materials Under Bump Metallization (UBM) for Flip Chip FCCL Materials Wireless Visi-Lid(tm) - A transparent lid for New Photonics applications Expanded refining/chamber services supporting the thin film materials business Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Solar Panel Thin Film and Concentrator Materials MEMS and Photovoltaic Packaging Materials Nanotechnology Materials High Intensity LEDs High Purity Beryllium Truextent(tm) speaker domes Eco-Ru(tm) Sputtering Target Precious Metal Rod Li Ion Battery Interconnects Optical coating materials ToughMet(r) Alloy for High Volume Bearing Applications

28 Physical Vapor Deposition (PVD) Process

29 World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network New Beryllium Pebbles Plant underway with DOD Title III funding, targeted for completion in 2010

30 Strip Alloy Applications (strength, conductivity, spring characteristics ... typically 1% to 2% Beryllium) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI shielding Appliance Switches Reliability and Miniaturization

31 Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity ... typically 1% to 2% Beryllium) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

32 Toughmet(r) - a new unique solution for the most challenging wear and load conditions Oil & Gas...deeper drilling...tougher conditions Rotary steering drills Sour well drilling and completion tools Sub-sea control valves Blow-out preventions Heavy equipment ... larger equipment ... critical uptime Critical bearings in mining and construction Large vehicle drive trains Industrial pumps Manufacturing equipment bearings Aerospace ... larger planes ... heavier loads Landing gear, wheels, and braking systems Airframe attachments Fluid power systems, actuators Boeing 777, 787; Airbus 380, 350 Military - JSF35, Airbus 400M Confidence Weight Reduction Uptime Replacing bronze, stainless, and nickel alloys ... strength, lubricity, and wear resistance

33 Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

34 Technical Materials, Inc. - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors

35 BEM - Execution Initiatives Profitable organic growth through new products, new applications, and new services Close collaboration with customers Expansion of international base and sales Broaden markets and technology Leverage above through "smart" acquisitions No let up in manufacturing excellence ... Lean Sigma process Increasing shareholder value Having the ability and passion to thrive on change !!!

36 2000 2001 2002 2003 2004 2005 2006 2007 2008 564 473 373 401 496 541 763 956 909.7 Annual Revenue: Historical Our diversification and value creation initiatives are leading to strong growth in revenue and profitability Growth % 24% -16% -21% +8% +24% +9% +41% +25% -5% Telecom Crash

37 Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

38 Strategic Highlights The Company is well positioned; strong balance sheet and revolver capacity to operate in this severe economic environment and to take advantage of strategic opportunities as they arise Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche-oriented product offerings Acquisitions adding to growth and earnings Focus on manufacturing excellence resulting in improved operations Strong cash flow